Exhibit 32

CERTIFICATION

I, Steven W. King, certify, pursuant to Rule 13a-14(b) of the Securities Exchange Act of 1934, as amended, and 18 U.S.C. Section 1350, that the Quarterly Report of Peregrine Pharmaceuticals, Inc. on Form 10-Q for the quarter ended October 31, 2013 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report of Peregrine Pharmaceuticals, Inc. on Form 10-Q fairly presents in all material respects the financial condition and results of operations of Peregrine Pharmaceuticals, Inc.

By:	/s/ STEVEN W. KING
Name:	Steven W. King
Title:	President and Chief Executive Officer
Date:	December 10, 2013

I, Paul J. Lytle, certify, pursuant to Rule 13a-14(b) of the Securities Exchange Act of 1934, as amended, and 18 U.S.C. Section 1350, that the Quarterly Report of Peregrine Pharmaceuticals, Inc. on Form 10-Q for the quarter ended October 31, 2013 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report of Peregrine Pharmaceuticals, Inc. on Form 10-Q fairly presents in all material respects the financial condition and results of operations of Peregrine Pharmaceuticals, Inc.

By:	/s/ PAUL J. LYTLE
Name:	Paul J. Lytle
Title:	Chief Financial Officer
Date:	December 10, 2013

A signed original of this written statement required by Section 906 has been provided to Peregrine Pharmaceuticals, Inc. and will be retained by Peregrine Pharmaceuticals, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

This Certification is being furnished pursuant to Rule 15(d) and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. This Certification shall not be deemed to be incorporated by reference into any filing under the Securities Act or the Exchange Act, except to the extent that the Company specifically incorporates it by reference.